GOF P-2 05/12

SUPPLEMENT DATED MAY 10, 2012

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF EACH OF THE LISTED FUNDS

Franklin Global Trust

Franklin International Growth Fund

Franklin Large Cap Equity Fund

Franklin Investors Securities Trust

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Low Duration Total Return Fund

Franklin Strategic Series

Franklin Biotechnology Discovery Fund

Franklin Focused Core Equity Fund

Franklin Templeton International Trust

Franklin India Growth Fund

Franklin Value Investors Trust

Franklin All Cap Value Fund

Franklin Large Cap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Templeton Funds, Inc.

Templeton World Fund

Templeton Global Investment Trust

Templeton BRIC Fund

Templeton Emerging Markets Small Cap Fund

Templeton Frontier Markets Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Global Total Return Fund

Templeton International Bond Fund

The Prospectus is amended as follows:

I.  Effective May 1, 2012, the following has been added to the “Management” section of the Fund Details:

Special Servicing Agreement

The Fund is an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the "Allocator Funds") and has entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund may pay a portion of the Allocator Funds' expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds.

Please keep this supplement for future reference.